UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CLEANERS CLUB ACQUISITION SUB, INC.
	Case Number:	8:10-bk-12742-RK
	Operating Report Number:	9
Debtor(s).	For the Month Ending:	11/30/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			795,545.50

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			779,848.75

3.	BEGINNING BALANCE:			15,696.75

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		90,394.09
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Transfers between DIPS	12,875.00
	Other (Specify)	DIP Financing	25,967.99

	TOTAL RECEIPTS THIS PERIOD:			129,237.08

5.	BALANCE:			144,933.83

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		65,275.00
	Disbursements (from page 2)		62,336.41

	TOTAL DISBURSEMENTS THIS PERIOD:			127,611.41

7.	ENDING BALANCE:			17,322.42

8.	General Account Number(s):		870626074; 887481570
	Depository Name & Location:		JPMorgan Chase Bank
			PO Box 659754
			San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
November 2010		See Exhibit I for detail	November Disbursements		62,336.41	62,336.41
November 2010		See Exhibit I for detail	November Intra Debtor transfers	60,625.00		60,625.00
November 2010		See Exhibit I for detail	November Inter Debtor transfers	4,650.00		4,650.00
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		TOTAL DISBURSEMENTS THIS PERIOD (FN1):		65,275.00	62,336.41	$127,611.41

(FN1) - Transfers reported on this schedule represent two different types of non-disbursement activity.  Intra Debtor transfers are transfers between bank accounts with the same Federal Identification Number.  Inter Debtor transfers are transfers to bank accounts held by other Debtors within the same bankruptcy proceeding.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	11/30/2010	Balance on Statement:	20,456.04

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626074 are set
forth on Exhibit II and total $4,361.77		4,361.77	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			4,361.77

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626074 are set
forth on Exhibit III and total $2,508.65		2,508.65	See Exhibit III
Checks from Chase Acc # 887481570 are set
forth on Exhibit III and total $4,986.74		4,986.74	See Exhibit III

TOTAL OUTSTANDING CHECKS:			7,495.39

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$17,322.42

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	43,560.13

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	50,547.37

3.	BEGINNING BALANCE:	(6,987.24)

4.	RECEIPTS DURING CURRENT PERIOD:	2,298.06
(Transferred from General Account)		47,750.00

5.	BALANCE:	43,060.82

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		43,302.36

7.	ENDING BALANCE:	(241.54)

8.	PAYROLL Account Number(s):	887481539

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

(FN1) Funds were transferred into the account by the debtor early in December and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
November 2010		See Exhibit IV for detail	November Disbursements	43,302.36

		TOTAL DISBURSEMENTS THIS PERIOD:		43,302.36

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	11/30/2010	Balance on Statement:	$640.17

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	NA

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc #887481539 are set
forth on Exhibit V and total $881.71		881.71	See Exhibit V

TOTAL OUTSTANDING CHECKS:			881.71

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$(241.54)

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	36.00

3.	BEGINNING BALANCE:	64.00

4.	RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5.	BALANCE:	64.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		12.00

7.	ENDING BALANCE:	52.00

8.	TAX Account Number(s):	887481562

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/30/2010	NA	Chase	Bank service charge	12.00

		TOTAL DISBURSEMENTS THIS PERIOD:		12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	11/30/2010	Balance on Statement:	$52.00

Plus deposits in transit:
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$52.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	17,322.42
		Payroll Account:	(241.54)
		Tax Account:	52.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
		Petty Cash (from below):	600.00

TOTAL CASH AVAILABLE:				17,732.88

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning balance		2,800.27
6/30/2010	Petty cash expenditures including office supplies, small repairs, fuel expenses and COD transactions		(2,200.27)

TOTAL PETTY CASH TRANSACTIONS:				600.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Butler Capital (FN2)	Monthly	1,715.48	0	0.00
Butler Capital (FN3)	Monthly	785.45	0	0.00
GE Capital (FN4)	Monthly	830.44	9	7,473.96
GMAC (FN4)	Monthly	492.29	9	4,430.61
Leaf (FN5)	Monthly	1,715.48	0	NA
Chrysler	Monthly	801.39	0	0.00
Canon (FN6)	Monthly	265.00	8	2,120.00
Mountain Gate-Corona, LP	Monthly	3,914.80	0	0.00
Orangecrest Partners, LLC	Monthly	2,035.00	0	0.00
Summit Heights Center, LP	Monthly	2,992.00	0	0.00
LHC Morningside Marketplace, LLC	Monthly	3,440.48	0	0.00

** See attached schedule for remaining leases			TOTAL DUE:	35,291.89

(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - This loan has been renegotiated. The Debtor and creditor agreed to $9,999.84 to be paid over twenty-four months, beginning December 1, 2010. All payments will be made according to the completed and executed documents. There are no post petition payments that have not been made.
(FN3) - This loan has been renegotiated. The Debtor and creditor agreed to $10,000.08 to be paid over twenty-four months, beginning December 1, 2010. All payments will be made according to the completed and executed documents. There are no post petition payments that have not been made.
(FN4) - The Debtor is currently negotiating adequate protection payments on these loans.
(FN5) - Debtor is in the process of documenting an agreement with this lessor pursuant to which the lessor has agreed to waive past amounts due and has agreed to lesser monthly payments
(FN6) - The Debtor is currently renegotiating payments on this lease.

III. TAX LIABILITIES

		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		41,070.07

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN7)	Federal Withholding	1,399.38	1,399.38	3/31/2010
(FN7)	State Withholding	753.14	753.14	3/31/2010
(FN7)	FICA- Employer's Share	2,915.40	2,915.40	3/31/2010
(FN7)	FICA- Employee's Share	2,915.40	2,915.40	3/31/2010
(FN7)	Federal Unemployment	259.25	259.25	3/31/2010
	Sales and Use	NA	NA
	Real Property	0.00	0.00
Other:	State Unemployment (FN7)	2,172.21	2,172.21	3/31/2010
	TOTAL:	10,414.78	10,414.78
(FN7) - The Debtors discovered in November that payroll taxes for certain entities were not paid for the month of March 2010.  The Debtors now use a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities.  The only delinquent amounts are from March 2010.

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Cloverdale Marketplace, LLC	Monthly	3,120.00	0	0.00
Trimark/Hughes Corona Valley, LLC	Monthly	5,186.00	0	0.00
Biltmore Riverside I, LLC	Monthly	4,476.28	0	0.00
Heritage Village, LLC-Rejected Lease	Monthly	2,261.95	0	0.00
Sierra Lakes Village, LLC-Rejected Lease (FN1)	Monthly	5,316.83	4	21,267.32

(FN1) - This lease was rejected by the Debtor at the end of June 2010.  The Debtor owes lease admin payments for March, April, May and June 2010.

Page 11a of 16

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	9,122.22	0.00	39,557.78
		31 - 60 days	1,936.68	0.00	0.00
		61 - 90 days	683.82	0.00	143.69
		91 - 120 days	0.00	0.00	911.31
		Over 120 days	1,964.97	0.00	0.00
		TOTAL:	13,707.69	0.00	40,612.78

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argonaut Great Central	Compulsory	6/1/2011	6/1/2011	*
	Automobile	Argonaut Great Central	1,000,000	2/14/2011	2/14/2011	*
	Umbrella	Argonaut Great Central	1,000,000	2/14/2011	2/14/2011	*
Others:	BOP	Argonaut Great Central	Included	2/14/2011	2/14/2011	*

* The premiums have been paid through the policy term.  Premium financing payments are due in 4 monthly payments of $7,965.

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	1,111.48	325.00	5/11/10	325.00	0.00
6/30/2010	102,173.31	975.00	7/30/10	1,625.00	(650.00)
9/30/2010	192,772.89	1,625.00	10/26/10	4,875.00	(3,250.00)
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
(FN1)		2,925.00		6,825.00	(3,900.00)

(FN1) - Pursuant to discussion with the Office of the United States Trustee, the Total Disbursements amounts for the previous quarters have been restated to reflect only disbursements from the Debtors' bankruptcy estates (and not inter and intra company transfers).  Inter and intra company transfers have been eliminated to show only true disbursements leaving the bankruptcy estates.  The relating Quarterly Fees have been restated, accordingly.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	83,917.93	996,796.72
Less: Returns/Discounts	86.65	11,033.85
Net Sales/Revenue	83,831.28	985,762.87

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	5,858.48	78,620.64
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	5,858.48	78,620.64

Gross Profit	77,972.80	907,142.23

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	41,070.07	560,015.79
Payroll Taxes	3,132.23	56,909.24
Other Taxes (Itemize)	448.00	5,103.22
Depreciation and Amortization	5,509.79	49,220.77
Rent Expense - Real Property	14,698.76	203,005.91
Lease Expense - Personal Property	1,190.07	5,657.07
Insurance	6,470.00	54,527.36
Real Property Taxes	0.00	0.00
Telephone and Utilities	6,842.74	66,314.88
Repairs and Maintenance	1,156.02	19,508.59
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize)	7,865.61	85,384.83
Total Operating Expenses	88,383.29	1,105,647.66

Net Gain/(Loss) from Operations	(10,410.49)	(198,505.43)

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	2,000.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	2,000.00

Non-Operating Expenses:
Interest Expense	0.00	1,559.62
Legal and Professional (Itemize)	0.00	6,825.00
Other (Itemize)	4,650.00	59,329.52
Total Non-Operating Expenses	4,650.00	67,714.14

NET INCOME/(LOSS)	(15,060.49)	(264,219.57)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	17,732.88
Restricted Cash	0.00
Accounts Receivable	40,612.78
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	5,935.52
Other (Itemize)	0.00
Total Current Assets		64,281.18

Property, Plant, and Equipment	709,993.60
Accumulated Depreciation/Depletion	(208,683.68)
		501,309.92

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	3,793.66
Total Other Assets		3,793.66

TOTAL ASSETS		569,384.76

LIABILITIES
Post-petition Liabilities:
Accounts Payable	13,707.69
Taxes Payable	10,414.78
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	346,445.45
Total Post-petition Liabilities		370,567.92

Pre-petition Liabilities:
Secured Liabilities	64,593.95
Priority Liabilities	23,080.75
Unsecured Liabilities	643,835.40
Other (Itemize)	0.00
Total Pre-petition Liabilities		731,510.10

TOTAL LIABILITIES		1,102,078.02

EQUITY:
Pre-petition Owners’ Equity	(268,473.69)
Post-petition Profit/(Loss)	(264,219.57)
Direct Charges to Equity	0.00
TOTAL EQUITY		(532,693.26)

TOTAL LIABILITIES & EQUITY		569,384.76

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization

The Debtors and their management are in the process of formulating the Debtors' Chapter 11 plan of reorganization.  The Debtors expect to file the plan and dislcosure statement at the end of December 2010.  A hearing on approval of the disclosure statement is set for February 9, 2010.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to January 6, 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, Provident Group.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

12/29/2010	/s/ Robert Lee
Date	Principal for debtor-in-possession